Exhibit 10.07

CONFIRMATORY ASSIGNMENT OF SECURITY INTEREST

IN UNITED STATES PATENTS, TRADEMARKS, AND COPYRIGHTS

THIS CONFIRMATORY ASSIGNMENT OF SECURITY INTEREST IN UNITED STATES PATENTS, TRADEMARKS, AND COPYRIGHTS (the “Confirmatory Assignment”) is made effective as of December 16, 2010, by and from SPECTRUM HEALTH NETWORK, INC., a Delaware corporation (the “Assignor”), whose principal address is 100 North First Street, Suite 104, Burbank, California 91506, to and in favor of SEATAC DIGITAL RESOURCES, INC. (the “Assignee”), whose principal address is 555 H Street, Suite H, Eureka, CA 95501.

WHEREAS, Assignor and Assignee have entered into a Security Agreement of even date herewith (as amended from time to time, the “Security Agreement”) pursuant to which Assignor has granted Assignee a security interest in all of Assignor’s personal property and assets;

WHEREAS, Assignor is the owner of the patents (the “Patents”), the trademarks and the goodwill of the business in connection therewith (the “Trademarks”), and the copyrights (the “Copyrights”), all listed on Exhibit A attached hereto, which Patents are issued with the United States Patent and Trademark Office; which Trademarks are registered or pending registration with the United States Patent and Trademark Office; and which Copyrights are registered with the United States Copyright Office.

WHEREAS, this Confirmatory Assignment has been granted in conjunction with the security interest granted to Assignee under the Security Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

1)	Definitions. All capitalized terms not defined herein shall have the respective meaning given to them in the Security Agreement.

2)	The Security Interest.

(a)

This Confirmatory Assignment is made to secure the satisfactory performance and payment of all the Obligations of Assignor, pursuant to the Security Agreement. Upon the payment in full of all Obligations, Assignee shall, upon such satisfaction, execute, acknowledge, and deliver to Assignor an instrument in writing releasing the security interest in the Patents, Trademarks, and Copyrights acquired under this Confirmatory Assignment.

(b)

The Assignor hereby assigns and grants to Assignee a security interest in (1) all of Assignor’s right, title and interest in and to the Patents, Trademarks, and Copyrights set forth on Exhibit A, now owned or from time to time after the date hereof owned or acquired by the Assignor, together with (2) all proceeds and products of the Patents, Trademarks, and Copyrights, and (3) all causes of action arising prior to or after the date hereof for infringement of any of the Patents, Trademarks, or Copyrights, or unfair competition regarding the same.

(c)

The rights and remedies of Assignee with respect to the security interest granted herein are without prejudice to and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Confirmatory Assignment are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

IN WITNESS WHEREOF, the Assignor has executed this Confirmatory Assignment effective as of the above-indicated date.

SPECTRUM HEALTH NETWORK, INC.

By:	/s/ Jill Rollo
Jill Rollo, President

Signature Page to Confirmatory Assignment of Security Interest

in United States Patents and Trademarks

CONFIRMATORY ASSIGNMENT OF SECURITY INTEREST

IN UNITED STATES PATENTS, TRADEMARKS, AND COPYRIGHTS

Exhibit A

SCHEDULE OF PATENTS, TRADEMARKS, AND COPYRIGHTS*

U.S. PATENTS

Description	Patent No.	Issue Date
None

U.S. TRADEMARKS

Trademark	Registration (Application) No.	Issue (Filing) Date
None

U.S. COPYRIGHTS

Title of Work	Registration No.	Issue Date
None

*Specifically including all intellectual properties which may be owned and/or registered by Assignor after the date of this Assignment relating to all programming segments, any and all items related to the Assignor’s video library.